UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2007

_________________

PURCHASE POINT MEDIA CORP.
(Exact Name of Registrant as Specified in Charter)

Minnesota	000-25385	41-1853993
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6950 Central Highway Pennsauken, NJ 08109
(Address of principal executive offices)

(856) 488-9333
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in FiscalYear

On November 20, 2007, the Board of Directors of Purchase Point Media Corp approved the change of the company’s fiscal year end from June 30 to December 31.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PURCHASE POINT MEDIA CORP

Date: November 20, 2007	By:	/s/Steven A. Kempenich
Steven A. Kempenich
Chief Executive Officer